Q1 2023

Forward -Lo o king St a te m e nt s This communication contains “forward -looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “guidance,” “outlook” or words of similar meaning. Such forward -looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward -looking statements and the assumptions on which those forward -looking statements are based. All information set forth herein speaks only as of the date hereof and we disclaim any intention or obligation to update any forward - looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled “Risk Factors.” No n-GAAP Fina nc ia l Me a sure s This presentation contains adjusted gross profit, adjusted operating loss and adjusted net loss, which are non -GAAP financial measures. Adjusted gross profit is GAAP gross profit as adjusted for non -cash stock -based compensation expense included in cost of revenues. Adjusted operating loss is GAAP operating loss as adjusted for non -cash stock -based compensation expense included in cost of revenues and operating expense . Adjusted net loss is GAAP net loss as adjusted for non -cash stock -based compensation expense and change in on valuation of warrant liabilities and convertible notes. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non -GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non -GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non -GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non -recurring items, capital expenditures, and non -cash expenses. In addition, our presentation of adjusted gross profit, adjusted operating loss and adjusted net loss should not be construed as an inference that our future results will be unaffected by unusual or non -recurring items. Our computation of non -GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non -GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non -GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business. Disclaimer

Q1 HIGHLIGHTS

4 $47M Q1 revenue 28.1% increase year over year >3x Year over year increase in backlog position $486.7M driven by energy storage business in the U.S and strong demand in Europe = Huzhou 3.1 expansion for HpCO- 53.5Ah cell is completed remaining milestone payments fully funded from project finance facility 2GWh 13.5% adjusted gross margin an increase of 8.3 percentage points year over year 270% Year over year European revenue growth increased from 7% to 22% of revenue Clarksville, TN expansion for HpCO- 53.5Ah cell on track for Q4 production 2GWh Q1:23 Overview

Q1 2023

53.5Ah Expansion – Huzhou 3.1

Capacity expansion expected to unlock significant incremental revenue and double-digit margin potential, which is de-risked by contracted pipeline with existing OEM customers



Cell, module and pack building completed

Servicing a Worldwide Customer Base



2GWh cell, module and pack investment completed and started trial production in Q1.

$500M
revenue potential
for 53.5Ah now in place

Total backlog of
$486.7M
with > 75% for 53.5Ah

2GWh
of Additional Cell, Module and Pack Capacity began trial production in Q1 2023

CAPEX Investment Complete

53.5 Ah
Cell Technology Adoption Underway

Contracted Capacity

Industrialization of 53.5Ah technology well underway, with 50% capacity under contract.

50%

Europe	China/Asia Pacific	USA
IVECO	XCMG	
GAUSSIN	DONGFENG	
MAFI TREPEL	JBM Group	ESS INC
Kalmar	ASHOK LEYLAND	

5

Q1 2023

Record-High Q1 Revenue

CHALLENGES

- Competitive landscape for skilled labor
- Worldwide Inflationary pressures persist
- Expanding long-term supply agreements

Q1 KEY STATS

$47.0M
Revenue

$486.7M
Sales Backlog

28.1%
YoY Revenue Growth in Q1

$62.7M
Order Intake

HIGHLIGHTS

- ☑ Confirmed significant backlog orders with Iveco Bus
- ☑ Received major orders from Gaussin for US business
- ☑ Orders of 350+ units from a top-10 global construction equipment maker XCMG
- ☑ Increasing orders for Gen 4 battery (HpCO-53.5Ah) by commercial vehicle customers

6

Q1 2023

Major Product Developments
in the Global Commercial Vehicle Market

OEM	IVECO	REE	XCMG	CAMC
Vehicle	Iveco Bus Crossway	Full Electric Skateboard Platform	Hybrid Truck	49T Hybrid Tractor
Battery Type	HpCO 53.5Ah MV-I Gen1 pack	HpCO 53.5Ah MV-C Gen 4 pack	MpCO 17.5Ah MV-B/C Gen 3 pack	MpCO 21Ah MV-B/C Gen 3 pack
Highlights	Signed major backlog orders	Start of SOP delivery	Order from leading global construction equipment OEM for >350 units in Q1	SOP deliveries started to leading Chinese heavy duty truck OEM




R3E
MORGAN OLSON
EAVX
SHOWCASING
PROXIMA
POWERED BY REE





7

Q1 2023

Growth in EMEA

EMEA presented exponential growth as Iveco and other European customers have started serial production.

Applications

- E-Bus
- LCV Class 1-2
- MD/HD Truck Class 3-8
- Specialty Vehicles, Off-road

Key Accounts

IVECO • GROUP, eVersum, FPT, REE, MAFI, GAUSSIN, Shell, KALMAR, SAFRA, ZF

EMEA Q1 YoY Growth



+270%
2022 Q1
2023 Q1

Anticipated 2023 EMEA Growth (as % of revenue)



30%
Europe
Rest of World

- Expect multi-year engagements with key clients such as Iveco/FPT, REE, Gaussin, etc., to drive EMEA to represent approximately 1/3 of total 2023 revenue
- EMEA has a robust business clientele and has established long-term partnerships to capture the momentum in the fast-growing commercial vehicle sector
- Many of our European customers will be adopting our 53.5Ah technology for their vehicle offerings in the US market

FINANCIALS

10 GAAP Income Statement Three-Months Ended March 31 ($ in thousands) 2022 2023 YoY(%) Revenue 36,668 46,973 28% Cost of revenues (36,655) (42,115) 15% Gross Profit 13 4,858 37,269% Gross Margin 0.0% 10.3% 29,071% Selling and marketing expenses (5,998) (4,988) -17% General and administrative (26,101) (20,385) -22% Research and development expenses (11,309) (10,861) -4% Operating expense (43,408) (36,234) -17% Subsidy Income 137 77 -44% Operating loss (43,258) (31,299) -28% Change in fair value of warrant liability (435) 17 -104% Others (83) 1,711 -2161% Loss before income tax (43,776) (29,571) -32% Income tax 0 0 0% Net loss (43,776) (29,571) -32% Less: Net loss attributable to non-controlling interests 0 10 100% Net loss attributable to Microvast Holdings, Inc’s shareholders (43,776) (29,581) -32% Q1 2023 P&L Q 1 2 0 2 3

11 Q1 2023 Adjusted Financials – Non-GAAP Q 1 2 0 2 3 ($ in thousands) Three-Month Ended March 31 2022 2023 Revenue 36,668 46,973 Adjusted Cost of sales (non-GAAP) (34,756) (40,611) Adjusted gross (loss) / profit (non-GAAP) 1,912 6,362 Adjusted gross margin (non-GAAP) 5.2% 13.5% Adjusted Operating Expense (31,050) (19,817) Adjusted Operating Loss (non-GAAP) (29,001) (13,378) Adjusted Net Loss (non-GAAP) (29,084) (11,667) Cost of Sales Adjustments Three-Month Ended March 31 2022 2023 Non-Cash Settled SBC 1,899 1,504 Operating Expense Adjustments Three-Month Ended March 31 2022 2023 Non-Cash Settled SBC 12,358 16,417 Net Loss Adjustments Three-Month Ended March 31 2022 2023 Fair Value Changes 435 (17)

12 Revenue by Region Q 1 2 0 2 3 Revenue by region Three-Month Ended March 31 ($ in thousands) 2022 2023 YoY % APAC (Excluding China) 13,404 3,149 -77% China 19,838 32,612 64% EMEA 2,751 10,185 270% USA 675 1,027 52% Total 36,668 46,973 28% APAC (Exc lud ing China ), 7% China , 6 9 % EMEA, 22% USA, 2% Q1 2023 APAC (Exc lud ing China ) 37% China 54 % EMEA 7% USA 2% Q1 2022  EMEA IS BENEFITTING FROM START OF MULTI YEAR CONTRACTS  ASIA PACIFIC VOLUMES WILL PICK UP Q2 ONWARDS  US VOLUMES START Q3/Q4

13 Q1 Financial Highlights Q 1 2 0 2 3 $285.8M $35.9M Cash position $486.7M Order Backlog Total Capex Solid cash position – $285.8M cash (includes short -term investment) Expansion CAPEX of $31.4M for 4GWh capacity additions for HpCO-53.5Ah, Expected to add ~$1B new revenue potential U.S. footprint is expanding; growing asset base to support ESS and CV business and remains unlevered Record backlog of $486.7M – underpins high growth forecast, HpCO-53.5Ah cell rapid adoption across CV and ESS

OUTLOOK

15 Mgmt believes path to profitability is within the next 2-3 years Annual Revenue Potential backlog Strong Backlog & Technology Supports Multi-Year High Growth Phase 70%-80% revenue growth $486.7M supported by energy storage business in the U.S. and strong demand in Europe Clarksville, TN location benefits from IRA at $45/KWh on its domestic battery cell and module production 2GWh=$90M Annual IRA potential Anticipate significant uptick in orders and backlog supported by new commercial vehicle and energy storage projects Cell, module and pack facility in Huzhou in trial production in Q1 2GWh New U.S. cell and module facility in Clarksville, TN Q4 production target 2GWh New backlog due to superior technical performance HpCO-53.5Ah cell accounts for >75% And a 10m sqm pilot line for polyaramid separator 4GWh = $1B Exit 2023 New Capacity from 2022 $63-67M Q2 revenue guidance 2023 Outlook